ELECTRIC & GAS TECHNOLOGY, INC.

                               3233 W. Kingsley Rd
                              Garland, Texas 75041
                                 (972) 840-3223

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 March 30, 2005
                                   ----------

To the Stockholders:

The Annual Meeting of the Stockholders of Electric & Gas Technology, Inc. (the Company or ELGT) will be held on Wednesday, March 30, 2005, at 4:30 p.m. CST, at the Company's offices at 3233 W. Kingsley Rd, Garland, Texas 75041, for the following purposes:

     o To elect four (4) directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

     o To consider and act upon a proposal to ratify the appointment of independent public accountants for fiscal 2005.

     o To transact such other business as may properly come before the meeting and all adjournments thereof.

Only stockholders of record at the close of business on January 31, 2005 will be entitled to notice of, and to vote at, said meeting. The stock transfer books will not be closed. A complete list of stockholders entitled to vote at the meeting will be available for inspection at the meeting.

All stockholders are cordially invited to attend the meeting in person; however, to assure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage prepaid envelope. Any stockholder attending the meeting may vote in person even if a proxy has been submitted previously.


                                              By order of the Board of Directors

                                              George M. Johnston, Secretary

            PLEASE SIGN, DATE AND RETURN PROXY IN ENCLOSED ENVELOPE.

               NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.

            YOU MAY WITHDRAW PROXY AND VOTE IN PERSON IF YOU ATTEND.


                         ELECTRIC & GAS TECHNOLOGY, INC.
                               3233 W. Kingsley Rd
                              Garland, Texas 75041
                                  972-934-8797

                                                                January 28, 2005


                                 PROXY STATEMENT
                                   -----------


This proxy statement is furnished to stockholders of Electric & Gas Technology, Inc. in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 3233 W. Kingsley Rd, Garland, Texas 75041, on Wednesday, March 30, 2005, at 4:30 p.m. CST, and all adjournments thereof. The Company's Annual Report for its fiscal year ended July 31, 2004, including financial statements, and this proxy statement and form of proxy/voting instruction card ("proxy card" or "proxy") are being mailed to the stockholders commencing February 11, 2005.

                                     VOTING

Only stockholders of record at the close of business on January 31, 2005 are entitled to notice of, and to vote at, the meeting. At that date, there were 6,997,034 outstanding shares of Common Stock, $.01 par value. Each share is entitled to one vote.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by (1) giving notice to ELGT of such revocation; (2) voting in person at the meeting; or (3) executing and delivering a proxy bearing a later date.

All properly executed proxies not revoked will be voted at the meeting in accordance with the instructions contained therein. Proxies containing no instructions specified in the form of proxy will be voted in favor of management's nominees to the Board of Directors and ratification of Turner, Stone & Company as the Company's auditors. If any other matters are brought before the meeting and submitted to a vote, all proxies will be voted in accordance with the judgment of the persons voting the proxies. A stockholder who has executed and returned a proxy may revoke it at any time before it is voted, but only by executing and returning a proxy bearing a later date, by giving written notice or revocation to the Secretary of the Company, or by attending the meeting and voting in person. Only votes cast in person or by proxy will be counted at the meeting. Abstentions will be reflected in the minutes of the meeting.

                            EXPENSES OF SOLICITATION

The cost of soliciting proxies will be paid by the Company. Solicitation of proxies may be accomplished by use of mail, telephone or telegraph by the directors, officers or regular employees of ELGT. The Company may request persons holding stock in their name for others or in the names of nominees for others, to obtain proxies from their principals and the Company will reimburse such persons for their expenses in so doing. The cost involving postage, telephone, legal, accounting, printing and stock transfer requirements, for the solicitation of proxies is estimated to be no greater than $15,000.

                            1. ELECTION OF DIRECTORS

The By-laws of the Company provide that the number of Directors to be elected at any meeting of stockholders shall be determined by the Board of Directors. The Board has determined that four directors of which two are non-management nominees shall be elected at the Annual Meeting.

The following four (4) persons are nominees for re-election as Directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless authority to vote at the election of Directors is withheld, it is the intention of the persons named in the enclosed form of Proxy to nominate and vote for the persons named. The following sets forth the names of the nominees and related information:

Name                       Age     Position with the Company
----                       ---     -------------------------
S. Mort Zimmerman*         77      Chairman of the Board & Director

Daniel A. Zimmerman*       44      President, Chief Executive Officer & Director

George M. Johnston         59      Vice President, Chief Financial Officer &
                                   Director

Fred M. Updegraff          70      Director

     * S. Mort Zimmerman and Daniel A. Zimmerman are father and son.

S. Mort Zimmerman: Mr. Zimmerman has been Chairman of the Board of the Company since its formation in March 1985. After receiving a Bachelor of Science in Electrical Engineering from Pacific International University in 1958, Mr. Zimmerman established the first electronics subsidiary for the predecessor of LTV Corporation which was formed to market a low cost television camera which he had designed and for which he was awarded a United States Patent. In 1965 Mr. Zimmerman formed the first bank holding company of its kind in the United States, which later served as a model from which many bank holding companies were formed. In 1967 Intercontinental Industries, Inc. was organized and Mr. Zimmerman served as its Chairman and Chief Executive Officer. This diversified holding company was primarily engaged in the operations of Intercontinental Manufacturing Company, a weapons manufacturer that was later sold. Through his research and development in the field of video X-ray and imaging, Mr. Zimmerman caused the organization of Video Science Technology, Inc. in 1981 to exploit the inventions for which he was awarded two U. S. Patents.

Daniel A. Zimmerman: Mr. Zimmerman has served in the management of Reynolds Equipment Company since 1982 and as its President since 1992. He was elected Senior Vice President of ELGT in 1991, as President in 2002 and Chief Executive Officer in 2004, and has served on the Board of Directors since 1989. Mr. Zimmerman is also presently serving as President of Logic Metals Technology. Mr. Zimmerman has also served on the board of public and private companies, including an industrial holding company, an investment company and a financial institution. He has more that twenty years management experience in industrial products development, manufacturing and marketing as well as experience in mergers, acquisitions, divestitures and public offerings.

George M. Johnston, CPA: Mr. Johnston was elected as Vice President, Chief Financial Officer and Director at a meeting of the Board of Directors on November 18, 2002. He received his Bachelor of Business - Accounting from Texas Tech University in 1973. Mr. Johnston has been in private practice since 1995. He has previously held various positions of Controllership for companies, including subsidiaries of Texas Instruments, United Technologies and Smith Tool, and has been Chief Financial Officer for a subsidiary of United Technologies and National Presort, Inc. Mr. Johnston has been a Certified Public Accountant, licensed in the state of Texas since 1981.

Fred M. Updegraff: Mr. Updegraff served as Vice President and Treasurer of the Company from 1985 until 2003. He has served as a member of the Board of Directors since 1987. Mr. Updegraff is also Vice President, Controller and Director of DOL Resources, a company involved in oil and gas production. Prior to joining ELGT, Mr. Updegraff served as Vice President of a manufacturing company engaged in the manufacture of brass valves for the plumbing industry. Mr. Updegraff holds Bachelor Degrees in Business Administration and Education.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEE

The Board of Directors of the Company held eight meetings during the fiscal year ended July 31, 2004. All the incumbent directors attended the meeting.

The Company's Audit Committee  consists of the one outside  director,  Mr. James
Ling (Chairman), and Mr. George M. Johnston. The Audit Committee held four meetings during fiscal 2004. Pursuant to the meetings of the Audit Committee it reports that it: (i) reviewed and discussed the Company's audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and
(iii) received written confirmation from Turner, Stone & Company that it is independent and disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with auditors the auditors, independence. Based on the review and discussions referred to in items


(i) through (iii) above, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company's annual report for the Company's fiscal year ending July 31, 2004. The amounts paid to Turner, Stone & Company related to the 2004 annual financial statement audit and reviews of quarterly financial statements filed in the report on Form
10-Q were approximately $46,000. The Audit Committee recommends to the Board of Directors the independent public accountants and reviews the scope of the audit and the actual audit performed by them. It is responsible for insuring that the financial statements present fairly the financial condition of the Company.

There are no other standing committees.

        2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors, upon recommendation from the Audit Committee, has appointed Turner, Stone & Company as independent public accountants of the Company with respect to its operations for the fiscal year ended July 31, 2004, subject to ratification by the holders of Common Stock of the Company. Turner, Stone & Company is the successor firm to Lightfoot Guest Moore & Co., PC, which has served the Company in this capacity since its original retention for the fiscal year ended July 31, 2003. A representative of the firm will be available at the Annual Meeting to answer appropriate questions of stockholders.

                               SECURITY OWNERSHIP

     The following table sets forth information regarding the number of shares of Common Stock beneficially owned by the executive officers and directors of the Company and shareholders of the Company known to the Company to be the beneficial owners of more than five (5%) percent of its Common Stock at July 31, 2004:

                                                                       Shares
                                                        Director    Beneficially      (%) of
Name and Age                Position                     Since         Owned        Outstanding
------------                --------                     -----         -----        -----------
S. Mort Zimmerman (77)      Chairman of the Board,        1985        928,825          13.37%
                            and Director


Daniel A. Zimmerman (43)    President, Chief Executive    1989        294,286           4.24%
                            Officer and Director

George M. Johnston (59)     Vice President, Chief         2002         40,000             -
                            Financial Officer
                            and Director

Fred M. Updegraff (70)      Director                      1987         79,683           1.15%

S. Mort Zimmerman and Daniel A. Zimmerman are father and son.


                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation paid by the Company for services rendered during its last three fiscal years to Daniel A. Zimmerman, the Company's Chief Executive Officer. All Directors participated in the actions of the Board setting the compensation amounts paid to Mr. Zimmerman. The Board concluded that his salary is less than or comparable to the compensation paid to chief executive officers of other public companies similar in size and revenues to the Company.


                           Summary Compensation Table

Name                      Year       Salary      Bonus    Awards    Option Grant       Other
                          ----       ------      -----    ------    ------------       -----
                                                                                    Compensation
                                                                                    ------------
S. Mort Zimmerman         2004       $75,000     $  -    $   -        $   -           $5,100 (b)

Daniel A. Zimmerman       2004       108,000        -        -            -           $9,112 (c)

                                                                                      $6,400 (e)

S. Mort Zimmerman         2003       193,760 (a)    -        -            -           $5,100 (b)

Daniel A Zimmerman        2003       120,000        -        -            -           $9,112 (c)

S. Mort Zimmerman         2002       193,760 (a)    -        -            -           $5,100 (b)

Daniel A Zimmerman        2002       132,593        -        -            -           $9,112 (c)
     S. Mort Zimmerman-Chairman of the Board.
     Daniel A. Zimmerman-President and Chief Executive Officer.

(a) A portion of the payments were made to an affiliate, Interfederal Capital, Inc., as a management fee and includes accrued and unpaid compensation of $75,000 for fiscal year 2004, 2003 and 2002, respectively.
(b) Expense allowances.
(c) Company match of 401 (K) employee contributions and expense allowances.
(d) Company match of 401 (K) employee  contributions.
(e) Stock grant of 40,000 shares

                             STOCK PERFORMANCE TABLE

The following table compares the percentage change in the cumulative total shareholder return on our Common Stock with the cumulative total return of the NASDAQ Stock Market (US) Composite Index and the NASDAQ Industrial Index (IXID). For purposes of this table, it is assumed that the value of the investment in our Common Stock and each index was $100 on July 31, 2000 and that all dividends were reinvested.

The comparison in the table below is based solely on historical data and is not intended to forecast the possible future performance of our Common Stock.

                             Cumulative Total Return

                                      7/00      7/01     7/02     7/03      7/04

ELECTRIC & GAS TECHNOLOGY, INC.      100.00    67.95    15.99    119.90    16.79

NASDAQ STOCK MARKET (U.S.)           100.00    53.81    35.26    46.06     50.10
COMPOSITE INDEX

NASDAQ INDUSTRIAL INDEX              100.00    72.34    51.98    68.34     78.86


                           FILINGS UNDER SECTION 16(A)

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulation to furnish the Company with copies of all section 16(a) forms they file. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during the 2004 fiscal year all filing requirements applicable to its officers and directors were complied with.

                              FINANCIAL INFORMATION

Fiscal year ended July 31, 2004 Annual Report and Form 10K-SB of the Company accompanies this proxy statement.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the annual meeting of the Company scheduled for March 2006 must be received by the Company not later than November 1, 2005 for inclusion in its proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is aware of no other matters, other than those described herein, to be brought before the meeting. If any other matter should come before the meeting, the persons named in the enclosed form of Proxy or their substitutes will vote with respect to such matters in accordance with their best judgment.


                                                   George M. Johnston, Secretary

Dallas, Texas
January 28, 2005

                         ELECTRIC & GAS TECHNOLOGY, INC.

               Proxy Solicited on Behalf of the Board of Directors

              For the Annual Meeting of Stockholders March 30, 2005

The undersigned authorizes Daniel A. Zimmerman and George M. Johnston and each of them as the Proxy to vote the common stock owned by the undersigned upon the nominees for director, ratification of the appointment of independent public accountants (as described in the Proxy); and upon all other matters brought before the Annual Meeting of Stockholders of Electric & Gas Technology, Inc. and/or adjournment(s) thereof. The Proxy Committee cannot vote your shares unless your Proxy is SIGNED, DATED and RETURNED in a timely manner.


     You are encouraged to specify your choices by marking same in the appropriate boxes, however, it is not necessary to mark any box if you wish to vote in accordance with the recommendations of the Board of Directors.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR Items 1 and 2.

     Item 1 Election of Directors:

                                S. Mort Zimmerman

                                Daniel A. Zimmerman

                                George M. Johnston

                                Fred M. Updegraff

     Item 2 Ratification of Engagement of Independent Public Accountants-Turner, Stone & Company.